Restoration
Opportunities Fund

Quarterly Report
September 30, 2007

Restoration Opportunities Fund

Economic and market conditions change frequently.
There is no assurance that the trends described in this report will continue or commence.

FUND PROFILE

Restoration Opportunities Fund

Objective

Restoration Opportunities Fund (the “Fund”) seeks to achieve high total returns while minimizing losses.

Total Net Assets of Common Shares as of September 30, 2007

$84.9 million

Portfolio Data as of September 30, 2007

The information below provides a snapshot of the Fund at the end of the reporting period. The Fund is actively managed and the composition of its portfolio will change over time.

Quality Breakdown as of 9/30/07 (%)*

B	19.4

Ca	4.2

Caa	60.7

NR	15.7

Top 5 Sectors as of 9/30/07 (%)*

Telecommunications/Cellular	27.7

Housing - Building Materials	12.9

Service - Environmental Services	12.5

Healthcare - Alternate Site Services	10.4

Utilities	7.1

Top 10 Holdings as of 9/30/07 (%)*

SunCom Wireless, Inc. Class A (Common Stock)	24.9

Safety-Kleen Systems, Inc. (Common Stock)	12.5

Trussway Industries, Inc. (Common Stock)	7.4

Trussway Industries, Inc. (Senior Loans)	5.4

Mirant Corp. (Common Stock)	4.7

Solo Cup Co. (Corporate Notes and Bonds)	4.2

Select Medical Corp. (Corporate Notes and Bonds)	4.2

Danish Holdco A/S (Foreign Denominated Senior Loan)	3.5

Energy XXI Gulf Coast, Inc. (Corporate Notes and Bonds)	3.4

Chiquita Brands International, Inc. (Corporate Notes and Bonds)	2.4

*	Quality is calculated as a percentage of total senior loans and corporate notes and bonds. Sectors and holdings are calculated as a percentage of net assets applicable to Common Shareholders.

FINANCIAL STATEMENTS

September 30, 2007	Restoration Opportunities Fund

A guide to understanding the Fund’s financial statements

Investment Portfolio

The Investment Portfolio details all of the Fund’s holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities

This statement details the Fund’s assets, liabilities, net assets Common Share price as of the last day of the reporting period. Net assets are calculated by subtracting all the Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and non-investment assets. The net asset value for Common Shares is calculated by dividing net assets for that class by the number of common shares outstanding in that class as of the last day of the reporting period.

Statement of Operations

This statement reports income earned by the Fund and the expenses accrued by the Fund during the reporting period. The Statement of Operations also shows any net gain or loss the Fund realized on the sales of its holdings during the period, any unrealized gains or losses recognized over the period as well as any distributions to preferred shareholders. The total of these results represents the Fund’s net increase or decrease in net assets from operations applicable to common shareholders.

Statements of Changes in Net Assets

These statements detail how the Fund’s net assets were affected by its operating results, distributions to common shareholders and shareholder transactions from common shares (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. The Statements of Changes in Net Assets also details changes in the number of common shares outstanding.

Statement of Cash Flows	This statement reports net cash and foreign currency provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.

Financial Highlights

The Financial Highlights demonstrate how the Fund’s net asset value per common share was affected by the Fund’s operating results. The Financial Highlights also disclose the performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements

These notes disclose the organizational background of the Fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2007	Restoration Opportunities Fund

Principal Amount ($)		Value ($)

Senior Loans (a) - 7.6%

HEALTHCARE - ALTERNATE SITE SERVICES - 2.2%
	LifeCare Holdings
1,984,810	Term Loan, 8.36%, 08/11/12	1,845,873

HOUSING - BUILDING MATERIALS - 5.4%
	Trussway Industries, Inc.
4,587,815	Term Loan, 8.86%, 05/31/09 (b) (i)	4,587,815

TRANSPORTATION - AUTO - 0.0%
	Penda Corp.
344,552	Term Loan, 05/03/10 (c) (i)	12,059

	Total Senior Loans (Cost $7,046,244)	6,445,747

Foreign Denominated Senior Loan (a) - 3.5%

DENMARK - 3.5%
EUR
	Danish Holdco A/S
3,026,243	Mezzanine Facility, 12.85%, 05/01/17 PIK	2,950,587

	Total Foreign Denominated Senior Loan (Cost $3,026,243)	2,950,587

Corporate Notes and Bonds - 31.3%

BROADCASTING - 1.1%
	Young Broadcasting, Inc.
1,000,000	10.00%, 03/01/11	927,500

CABLE - US CABLE - 2.4%
	CCH I LLC
2,000,000	11.00%, 10/01/15	2,035,000

CONSUMER NON-DURABLES - 4.2%
	Solo Cup Co.
4,000,000	8.50%, 02/15/14 (d)	3,540,000

ENERGY - EXPLORATION & PRODUCTION - 3.4%
	Energy XXI Gulf Coast, Inc.
3,000,000	10.00%, 06/15/13 (e)	2,850,000

FOOD AND DRUG - 1.2%
	Cinacalcet Royalty Sub LLC
882,583	8.00%, 03/30/17	1,032,622

FOOD/TOBACCO - FOOD/TOBACCO PRODUCERS - 2.4%
	Chiquita Brands International, Inc.
2,400,000	7.50%, 11/01/14	2,064,000

FOOD/TOBACCO - RESTAURANTS - 0.7%
	Uno Restaurant Corp.
750,000	10.00%, 02/15/11 (e)	603,750

GAMING/LEISURE - OTHER LEISURE - 2.0%
	Six Flags, Inc.
2,000,000	4.50%, 05/15/15	1,690,000

HEALTHCARE - ACUTE CARE - 2.6%
	HCA, Inc.
2,000,000	6.30%, 10/01/12	1,802,500

Principal Amount ($)		Value ($)

HEALTHCARE - ACUTE CARE (continued)

	HCA, Inc. (continued)
500,000	7.50%, 11/15/95	381,236

		2,183,736

HEALTHCARE - ALTERNATE SITE SERVICES - 4.8%
	Select Medical Corp.
600,000	7.63%, 02/01/15 (d)	540,000
3,875,000	11.26%, 09/15/15 (d) (f)	3,526,250

		4,066,250

TELECOMMUNICATIONS/CELLULAR - 2.8%
	Grande Communications Holdings, Inc.
1,250,000	14.00%, 04/01/11	1,312,500
	SunCom Wireless Holdings, Inc.
1,000,000	8.50%, 06/01/13	1,051,250

		2,363,750

TRANSPORTATION - AUTO - 2.2%
	Federal-Mogul Corp.
500,000	7.88%, 07/01/10 (c)	410,000
	Motor Coach Industries International, Inc.
2,000,000	11.25%, 05/01/09	1,505,000

		1,915,000

UTILITIES - 1.5%
	Enron Corp.
5,000,000	6.63%, 11/15/07 (c) (g)	1,262,500

	Total Corporate Notes and Bonds (Cost $27,309,588)	26,534,108

Claims - 0.1%

UTILITIES - 0.1%
2,400,000	Mirant Corp.	117,000

	Total Claims (Cost $0)	117,000

Shares

Common Stocks - 54.1%

BROADCASTING - 1.5%
153,279	GrayTelevision, Inc.	1,301,339

ENERGY - EXPLORATION & PRODUCTION - 1.3%
66,814	Key Energy Services, Inc. (h)	1,135,838

HOUSING - BUILDING MATERIALS - 7.5%
4,173	Owens Corning, Inc. (d) (h)	104,534
70,329	Trussway Industries, Inc. (b) (h) (i)	6,259,281

		6,363,815

RETAIL - 0.9%
12,265,769	Home Interiors & Gifts, Inc. (h) (i)	735,946

See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (unaudited) (continued)

As of September 30, 2007	Restoration Opportunities Fund

Shares		Value ($)

Common Stocks (continued)

SERVICE - ENVIRONMENTAL SERVICES - 12.5%
449,903	Safety-Kleen Systems, Inc. (h)	10,572,721

TELECOMMUNICATIONS/CELLULAR - 24.9%
	SunCom Wireless Holdings, Inc.,
817,810	Class A (h)	21,099,498

TRANSPORTATION - AUTO - 0.0%
17,381	Penda Corp. (i)	0

UTILITIES - 5.5%
8,011	Exelon Corp.	603,709
98,855	Mirant Corp. (h)	4,021,403
1,450	Portland General Electric Co.	40,314

		4,665,426

	Total Common Stocks (Cost $21,574,345)	45,874,583

Units

Warrants (h) - 0.1%

CABLE - US CABLE - 0.0%
	Grande Communications Holdings, Inc., expires
1,250	04/01/11	1

WIRELESS COMMUNICATIONS - 0.1%
	Clearwire Corp., expires
220,000	08/15/10	110,000

	Total Warrants (Cost $374,013)	110,001

Total Investments - 96.7% (cost of $59,330,433) (j)		82,032,026

Preferred Shares at Liquidation Value - (0.5)%		(411,000)

Other Assets & Liabilities, Net - 3.8%		3,236,822

Net Assets applicable to Common
Shareholders - 100.0%		84,857,848

(a)

Senior loans in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. (Unless identified, all senior loans carry a variable rate interest.) These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at September 30, 2007. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturities shown.

(b)	Affiliated issuer and represents an illiquid security. See Note 8.

(c)	The issuer is in default of certain debt covenants. Income is not being accrued.

(d)	Securities (or a portion of securities) on loan as of September 30, 2007. See Note 9.

(e)

Security exempt from registration pursuant to Rule 144A under the 1933 Act. This security may only be resold, in transactions exempt from registration, to qualified institutional buyers. At September 30, 2007, this security amounted to $3,453,750 or 4.07% of net assets. This security has been determined by the investment adviser to be a liquid security.

(f)	Variable rate security. The interest rate shown reflects the rate in effect at September 30, 2007.

(g)	This issue is under the protection of a federal bankruptcy court.

(h)	Non-income producing security.

(i)	Represents fair value as determined in good faith under the direction of the Board of Trustees.

(j)	Cost for federal income tax purposes is $59,330,433.

PIK	Payment in Kind

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

As of September 30, 2007 (unaudited)	Restoration Opportunities Fund

($)

Assets:
Investments:
Unaffiliated issuers, at value (cost $53,099,407)	71,184,930
Affiliated issuers, at value (cost $6,231,026)	10,847,096

Total investments, at value (cost $59,330,433)	82,032,026
Cash	6,784,485
Cash held as collateral for securities loaned (Note 9)	7,926,998
Receivable for:
Investments sold	5,063
Dividends and interest receivable	888,106
Other assets	57,652

Total assets	97,694,330

Liabilities:
Accumulated undeclared distributions to preferred shareholders (Note 2)	24,592
Payable upon receipt of securities loaned (Note 9)	7,926,998
Payables for:
Investments purchased	2,953,906
Investment advisory fee payable (Note 4)	312,099
Trustees’ fees (Note 4)	232
Carried interest fee (Note 4)	1,168,323
Accrued expenses and other liabilities	39,332
Series P Preferred Shares ($1,000 net asset and liquidation value per share subject to an aggregate of 411 shares issued and outstanding) liquidation value	411,000

Total Liabilities	12,836,482

Net Assets Applicable to Common Shares	84,857,848

Compositon of Net Assets:
Par value of common shares (Note 1)	5,849
Paid-in capital in excess of par value of common shares	60,119,695
Undistributed/(overdistributed) net investment income	1,055,127
Accumulated net realized gain/(loss) on investments and foreign currency transactions allocated from Portfolio	975,584
Net unrealized appreciation/(depreciation) on investments, unfunded transactions, forward foreign currency contracts and assets and liabilities denominated in foreign currency allocated from Portfolio.	22,701,593

Net Assets Applicable to Common Shares	84,857,848

Common Shares
Net assets	84,857,848
Shares outstanding (unlimited authorization)	5,848,739
Net asset value per share (Net assets/shares outstanding)	14.51

See accompanying Notes to Financial Statements	5

STATEMENT OF OPERATIONS

For the Nine Months Ended September 30, 2007 (unaudited)	Restoration Opportunities Fund

($)

Investment Income:
Interest from unaffiliated issuers	3,173,164
Interest from affiliated issuer (Note 8)	307,228
Dividends	22,562
Securities lending income	23,190

Total investment income	3,526,144

Expenses:
Investment advisory fees (Note 4)	882,324
Carried interest fees (Note 4)	1,168,323
Fund administration fees	120,060
Transfer agent fees	22,666
Professional fees	88,857
Trustees’ fees (Note 4)	31,666
Custodian fees	7,601
Reports to shareholders	9,330
Other expenses	65,428

Net expenses	2,396,255

Net investment income	1,129,889

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on investments from unaffiliated issuers	1,246,546
Net realized gain/(loss) on foreign currency transactions	177,538
Net change in unrealized appreciation/(depreciation) on investments	9,270,699
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currency	7,849

Net realized and unrealized gain/(loss) on investments	10,702,632

Undeclared Distributions to Preferred Shareholders
From net investment income	(24,593)

Net increase in net assets, applicable to common shareholders	11,807,928

See accompanying Notes to Financial Statements	6

STATEMENTS OF CHANGES IN NET ASSETS

Restoration Opportunities Fund

	Nine Months Ended September 30, 2007 (unaudited) ($)	Year Ended December 31, 2006 ($)

Increase in Net Assets:

From Operations
Net investment income	1,129,889	3,737,987
Net realized gain/(loss) on investments and foreign currency transactions	1,424,084	(402,449)
Net change in unrealized appreciation/(depreciation) on investments, unfunded transactions forward foreign currency contracts and translation of assets and liabilities denominated in foreign currency	9,278,548	10,553,320
Distributions to preferred shareholders from net investment income, including change in accumulated undeclared distributions	(24,593)	(32,880)

Net change in net assets from operations	11,807,928	13,855,978

Distributions Declared to Common Shareholders
From net investment income	—	(3,632,311)
From return of capital	—	(5,837)

Total distributions declared to common shareholders	—	(3,638,148)

Share Transactions from Common Shares
Subscriptions	—	—
Distributions reinvested	—	3,638,132

Net increase from share transactions from common shares	—	3,638,132

Total increase in net assets from common shares	11,807,928	13,855,962

Net Assets Applicable to Common Shares
Beginning of period	73,049,920	59,193,958

End of period (including undistributed and overdistributed net investment income of $1,055,127 and ($50,169), respectively)	84,857,848	73,049,920

Changes in Common Shares
Issued for distributions reinvested	—	291,285

Net increase in common shares	—	291,285

See accompanying Notes to Financial Statements	7

STATEMENT OF CASH FLOWS

For the Nine Months Ended September 30, 2007 (unaudited)	Restoration Opportunities Fund

($)

Cash flows provided by operating activities
Net investment income	1,129,889

Adjustments to Reconcile Net Investment Income to Net Cash and Foreign Currency Used for Operating Activities
Purchase of investment securities	(34,553,909)
Proceeds from disposition of investment securities	34,407,217
Increase in receivable for investments sold	(5,063)
Increase in receivable for securities lending	(5,099,798)
Decrease in interest and fees receivable	110,462
Increase in other assets	(11,517)
Net amortization/(accretion) of premium/(discount)	(421,164)
Increase in payable upon receipt of securities loaned	5,099,798
Increase in payable for investments purchased	2,953,906
Increase in payable for undeclared distributions to Preferred Shareholders	24,592
Decrease in payables to related parties	(1,304,759)
Increase in mark-to-market on realized and unrealized gain/(loss) on foreign currency	7,849
Decrease in other liabilities	(18,604)

Net cash flow provided by operating activities	2,318,899

Cash flows provided by financing activities
Undeclared distributions to Preferred Shareholders from return of capital, including change in accumulated undeclared distributions	(24,593)

Net cash flow from financing activities	(24,593)

Net increase in cash	2,294,306

Cash and Foreign Currency
Beginning of the period	4,490,179
End of the period	6,784,485

See accompanying Notes to Financial Statements	8

FINANCIAL HIGHLIGHTS

Restoration Opportunities Fund

Selected data for a share outstanding throughout each period is as follows:

Common Shares Per Share Operating Performance:	For the Period Ended September 30, 2007 (Unaudited)		For the Year Ended December 31, 2006	For the Period Ended December 31, 2005(a)

Net Asset Value, Beginning of Period	$12.49		$10.65	$10.00

Income from Investment Operations:
Net investment income	0.19		0.66	0.38
Net realized and unrealized gain on investments	1.83		1.84	0.83
Distributions from net investment income to preferred shareholders, including undeclared distributions	—	(b)	(0.01)	—	(b)

Total from investment operations, applicable to common shareholders	2.02		2.49	1.21
Less Distributions Declared to Common Shareholders:
From net investment income	—		(0.65)	(0.39)
From return of capital	—		—	(0.01)
From net realized gains	—		—	(0.16)

Total distributions declared to common shareholders	—		(0.65)	(0.56)

Net Asset Value, End of Period	$14.51		$12.49	$10.65
Total return (c)	16.17	%(d)	23.43%	12.08	%(d)

Ratios to Average Net Assets/Supplemental Data:

Common Share Information at End of Period:
Net assets, end of period (000 s)	$84,858		$73,050	$59,194
Ratios based on net assets of common shares
Net expenses	4.08%		6.00%	5.90%
Net investment income (e)	1.92	%(d)	5.75%	6.48%

Common and Preferred Share Information at End of Period:
Ratios based on net assets of common and preferred shares
Net expenses	4.05%		5.96%	5.85%
Net investment income	1.87	%(d)	5.66%	6.37%
Portfolio turnover	44.68	%(d)	72.54%	50.37	%(d)

Preferred Share Information at End of Period:
Aggregate amount outstanding, end of period (000’s)	$411		$411	$411
Asset coverage per share (f)	$207,467		$177,737	$145,024

(a)	Restoration Opportunities Fund commenced investment operations on May 18, 2005.

(b)	Represents less than $0.005 per common share equivalent.

(c)	Total return at net asset value assuming all distributions reinvested.

(d)	Not annualized.

(e)

Net investment income ratio does not reflect payment to preferred shareholders. The ratio reflecting such payment was 1.88%, 5.70% and 6.42% for the nine months ended September 30, 2007, year ended December 31, 2006 and the period ended December 31, 2005, respectively.

(f)	Asset coverage per share equals net assets of common shares plus the redemption value of the preferred shares divided by the total number of preferred shares outstanding at the end of the period.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS (unaudited)

September 30, 2007	Restoration Opportunities Fund

Note 1. Organization

Restoration Opportunities Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company.

Investment Goal

The Fund seeks to achieve high total returns, while minimizing losses.

Common Shares

The Fund may issue an unlimited number of common shares, par value $0.001 per share (“Common Shares”).

Preferred Shares

The Fund is authorized to issue up to 5,000 shares of Series P Preferred Shares (“Series P Shares”). Series P Shares pay cumulative preferential dividends of approximately 8% per year and are preferred as to liquidation value over the Common Shares. The purchase price for each Series P Shares is $1,000. The Series P Shares have a liquidation preference equal to $1,000 (the “Liquidation Preference”) plus any accumulated but unpaid dividends and will be redeemable at the option of the Fund in whole or part at any time in an amount equal to the Liquidation Preference plus accumulated and unpaid dividends thereon calculated as of the date of redemption. On or after the fifth anniversary of the commencement of the Fund’s operations, holders of Series P Shares have the right, on not less than 90 days prior written notice to the Fund, to sell such Series P Shares to the Fund at an amount equal to the Liquidation Preference plus accumulated but unpaid dividends. The right of the holders of Series P Shares to sell their shares to the Fund requires Series P Shares to be presented as a liability for financial reporting purposes. The Fund will not issue Series P Shares unless immediately thereafter the Series P Shares have asset coverage of at least 200%. As of September 30, 2007, 411 Series P Shares were issued and outstanding.

The Fund is also authorized to issue one share of Series S Preferred Shares (“Special Share”). The Special Share is entitled to receive cumulative dividends in the amount of the greater of (i) 4% per year of the Liquidation Preference of the Special Share, but in no event greater than $40 per year or (ii) the amount of the Carried Interest (see Note 4). The Special Share will have a liquidation preference equal to $1,000 plus any accumulated but unpaid dividends and will be redeemable at the option of the Fund in whole or part at any time after the termination for any or no reason of the investment management agreement in accordance with the provisions thereof in an amount equal to the Liquidation Preference plus accumulated and unpaid dividends thereon calculated as of the date of redemption. The Fund will not issue Series P Shares or a Special Share (“Preferred Shares”) unless immediately thereafter the Preferred Shares have an asset coverage of at least 200%. As of September 30, 2007, the Special Share had not been issued.

The Preferred Shares are senior to and have certain class-specific preferences over the Common Shares. Under the 1940 Act, the Preferred Shares must have the right to elect at least two Trustees at all times and a majority of the Trustees in the event of serious dividend arrearages. Preferred Shares also have certain class voting rights under the 1940 Act.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Fund Valuation

The net asset value of the Fund’s Common Shares is calculated as of the last business day of each month, in connection with each issuance of Common Shares by the Fund, as of each distribution date (after giving effect to the relevant declaration) and on such other dates as determined by the Fund’s investment adviser, Highland Capital Management, L.P. (“Highland” or the “Investment Adviser”), or the Board of Trustees in accordance with the valuation policies and guidelines approved from time to time by the Board of Trustees. The net asset value is calculated by dividing the value of the Fund’s net assets attributable to Common Shares by the number of Common Shares outstanding. The value of the Fund’s net assets available to Common Shares is deemed to equal the value of the Fund’s total assets less (i) the Fund’s liabilities and (ii) the aggregate Liquidation Preference of its Preferred Shares.

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

September 30, 2007	Restoration Opportunities Fund

Security Valuation

In computing the Fund’s net assets attributable to Common Shares, securities with readily available market quotations use those quotations for valuation. When portfolio securities are traded on the relevant day of valuation, the valuation will be the last reported sale price on that day. If there are no such sales on that day, the security will be valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day will be valued by an independent pricing service. If securities do not have readily available market quotations or pricing service prices, including circumstances under which such are determined not to be accurate or current (such as when events materially affecting the value of securities occur between the time when the market price is determined and calculation of the Fund’s net asset value), such securities are valued at their fair value, as determined by the Investment Adviser in good faith in accordance with procedures approved by the Fund’s Board of Trustees. In these cases, the Fund’s net asset value will reflect the affected portfolio securities’ value as determined in the judgment of the Board of Trustees or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their net asset values. There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Short-term investments, that is, those with a remaining maturity of 60 days or less, are valued at amortized cost. Repurchase agreements are valued at cost plus accrued interest. Foreign price quotations are converted to U.S. dollar equivalents using the 4:00 PM London Time Spot Rate.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Foreign Currency

Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates between trade and settlement dates on security transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Income Recognition

Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date.

U.S. Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and will distribute substantially all of its taxable income and gains, if any, for its tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Fund intends to distribute, in each calendar year, all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded.

In July 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance on how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authorities. Tax positions not deemed to satisfy the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. FASB required adoption of FIN 48 for fiscal years beginning after December 15, 2006, and FIN 48 is to be applied to all open tax years as of the effective date. However, on December 22, 2006, the Securities and Exchange Commission delayed the required implementation date of FIN 48 for management investment companies until June 29, 2007. As of June 29, 2007, the Fund evaluated the implications of FIN 48 and determined that there is no material impact on the consolidated financial statements.

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

September 30, 2007	Restoration Opportunities Fund

Dividends and Distributions

Dividends from net investment income are distributed each year based on the criteria set forth below. Holders of Series P Shares are entitled to receive cumulative dividends in the amount of 8% of $1,000 per year for each Series P Share owned. Dividends to holders of Common Shares will consist of all net investment income remaining after the payment of dividends on the Series P Shares. Capital gain dividends, deemed capital gain dividends and ordinary income dividends will be allocated between the holders of Common Shares and Series P Shares in proportion to the total dividends paid during the taxable year. The Fund will not declare or pay any dividend with respect to Common Shares unless the Preferred Shares have asset coverage of at least 200% after deducting the amount of the dividend. Holders of Common Shares are expected to agree to reinvest all distributions.

Offering Costs

Certain costs incurred in connection with the Fund’s offering were capitalized and were amortized on a straight-line basis over one year, beginning on the commencement of operations of the Fund. All such costs were expensed in the Statement of Operations.

Statement of Cash Flows

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included within the Fund’s Statement of Assets and Liabilities and includes cash on hand at its custodian bank and does not include any short-term investments.

Additional Accounting Standards

In September 2006, Statement of Financial Accounting Standards No. 157 Fair Value Measurements (“SFAS 157”) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.

In February 2007, FASB issued Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities (“SFAS 159”), which provides companies with an option to report selected financial assets and liabilities at fair value. The objective of SFAS 159 is to reduce both complexity in accounting for financial instruments and the volatility in earnings caused by measuring related assets and liabilities differently. SFAS 159 establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and to more easily understand the effect of the Fund’s choice to use fair value on its earnings. SFAS 159 also requires entities to display the fair value of the selected assets and liabilities on the face of the balance sheet. SFAS 159 does not eliminate disclosure requirements of other accounting standards, including fair value measurement disclosures in SFAS 157. SFAS 159 is effective for first fiscal years beginning after November 15, 2007.

At this time, management is evaluating the implications of SFAS 157 and SFAS 159 and their impact on the Fund’s financial statements, if any, has not been determined.

Note 3. U.S. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period.

At December 31, 2006, the Fund had $143,532 of accumulated capital losses available to offset future gains, if any, which will expire on December 31, 2014.

The tax character of distributions paid during the years ended December 31, 2006 and 2005 were as follows:

Distributions paid from:	2006	2005
Ordinary income*	$3,665,191	$2,916,379

Long-term capital gains	—	—
Return of Capital	5,837	51,333

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

September 30, 2007	Restoration Opportunities Fund

As of December 31, 2006, the most recent tax year end, the components of distributable earnings on a tax basis were as follows:

Accumulated Capital and Other Losses	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation
$(495,116)	$—	$ —	$13,423,045

Unrealized appreciation and depreciation at September 30, 2007, based on cost of investments for federal income tax purposes and excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, was:

Unrealized appreciation	$27,994,230
Unrealized depreciation	(5,292,637)

Net unrealized appreciation	$22,701,593

Note 4. Investment Management, Carried Interest and Trustee Fees Management Fee

Highland Capital Management, L.P. is the investment adviser to the Fund and receives an investment management fee (the “Management Fee”) of 1.5% per year, calculated and paid quarterly in arrears, of the aggregate net asset value of the Fund (“Net Asset Value”). Net Asset Value shall mean the market value of all liquid securities at the time of valuation and the cost of any illiquid assets at the time of valuation. Assets are considered “illiquid” if the Investment Adviser reasonably determines, in accordance with procedures adopted by the Board, that (i) reliable market quotations are not readily available for such security, or (ii) although reliable quotations are readily available, the majority of such securities held by accounts managed by the Investment Adviser could not be sold or disposed of in the ordinary course of business within fourteen trading days at approximately the price at which the security is valued by the Fund without significantly depressing the level of such market quotations. The limitation in (ii) above is not applicable if the inability to dispose of a majority of such securities within such period is due to the fact that the Investment Adviser is an affiliate of the issuer or possesses inside information regarding such issuer.

Carried Interest Fee

The Carried Interest will be paid as a fee. The Carried Interest is an amount (payable annually) such that after receipt thereof the Investment Adviser will have received from the Fund 20% of the realized and unrealized cumulative total return of the Fund on its assets attributable to the Common Shares and the Special Share. The Carried Interest shall be payable as of December 31 of each year and shall be paid not later than completion of the audit of the Fund for such year. If there is positive return through any interim month in excess of the high water mark described below, the Fund will accrue an appropriate amount in respect of the earned Carried Interest potentially payable at the end of the year. If there is negative return in any calendar year, no Carried Interest will be paid until the negative return (as a percentage of average net assets attributable to the Common Shares and the Special Share, or, if less, as a percentage of such net assets at the time such negative return is experienced) has been recovered in full (“High Water Mark Provision”). For the avoidance of doubt, all total return (positive or negative) will be determined in dollars (the percentage figure in connection with recoupment of negative return being utilized solely to calculate the dollar amount of negative return required to be recouped). For purposes of all Carried Interest calculations, illiquid assets (as defined for purposes of the Management Fee) will be valued at the lesser of cost or fair market value (as determined by the Investment Adviser in good faith). Such amounts outlined above and paid to the Investment Adviser are referred to herein as the “Carried Interest.”

Fees Paid to Officers and Trustees

The Fund pays no compensation to its Trustees and Officers who are “interested persons” (as defined in the 1940 Act) of the Fund and employees of Highland. The Fund pays each Trustee who is not an interested person (as defined in the 1940 Act) of the Fund an annual retainer of $10,000 per year for services provided as a Trustee of the Fund.

Note 5. Portfolio Information

For the period ended September 30, 2007, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $34,553,909 and $34,407,217, respectively.

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

September 30, 2007	Restoration Opportunities Fund

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Fund are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same of different from those made to the Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that take contrary provisions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Fund and one or more of such other accounts is prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the fund and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

Note 6. Periodic Repurchase Offers

The Fund may make quarterly repurchases at net asset value of up to 20% of the outstanding Common Shares that have been held for at least twelve months (“Repurchase Offers”) at the option of the Board. As of September 30, 2007, the Fund has not made a Repurchase Offer.

Note 7. Senior Loan Participation Commitments

The Fund may invest its assets (plus any borrowings for investment purposes) in adjustable rate senior loans (“Senior Loans”) the interest rates of which float or vary periodically based upon a benchmark indicator of prevailing interest rates to domestic foreign corporations, partnerships and other entities (“Borrowers”). If the lead lender in a typical lending syndicate becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation (the “Selling Participant”), not with the Borrower directly. As such, the Fund assumes the credit risk of the Borrower, Selling Participant or other persons interpositioned between the Fund and the Borrower. The ability of Borrowers to meet their obligations may be affected by economic developments in a specific industry. At September 30, 2007, there were no Senior Loans purchased by the Fund on a participation basis.

Note 8. Transactions in Securities of Affiliated Issuers

An affiliated issuer is a company in which the Fund has ownership of at least 5% of the outstanding voting securities. At September 30, 2007, the Fund owned 70,239 common shares of Trussway Industries, Inc. purchased at a cost of $1,643,211 and having a value of $6,259,281. In addition, the Fund owned $4,587,815 of senior loan notes of Trussway Industries, Inc., purchased at a cost of $4,587,815. Trussway Industries, Inc. generated interest income of $307,228 during the nine months ended September 30, 2007. The fair value of these investments have been determined in good faith by the Investment Adviser.

Note 9. Securities Loans

The Fund may make secured loans of its portfolio securities amounting to not more than one-third of the value of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to unaffiliated broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities subject to the loan. The borrower pays to the Fund an amount equal to any interest or dividends received on securities subject to the loan. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. As of September 30, 2007, the market value of securities loaned by the Fund was $7,736,190. The loans were secured with cash collateral of $7,926,998.

Note 10. Disclosure of Significant Risks and Contingencies

Concentration Risk

The Fund may focus its investments in instruments of only a few companies. The concentration of the Fund’s portfolio in any one obligor would subject the Fund to a greater degree of risk with respect to defaults by such obligor, and the concentration of the portfolio in any one industry would subject the Fund to a greater degree of risk with respect to economic downturns relating to such industry.

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

September 30, 2007	Restoration Opportunities Fund

Non-Payment Risk

Corporate debt obligations, including Senior Loans, are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the Senior Loan experiencing non-payment and a potential decrease in the net asset value of the Fund.

Credit Risk

Investments rated below investment grade are commonly referred to as high-yield, high risk or “junk debt.” They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and/or interest payments. Investments in high yield Senior Loans may result in greater net asset value fluctuation than if the Fund did not make such investments.

Illiquidity of Investments

The investments made by the Fund may be illiquid, and consequently the Fund may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value or the amount originally paid for such investments by the Fund. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale and other factors. Furthermore, the nature of the Fund’s investments, especially those in financially distressed companies, may require a long holding period prior to profitability.

Troubled, Distressed or Bankrupt Companies

The Fund invests in companies that are troubled, in distress or bankrupt. As such, they are subject to a multitude of legal, industry, market, environment and governmental forces that make analysis of these companies inherently risky. Further, the Investment Adviser relies on company management, outside experts, market participants and personal experience to analyze potential investments for the Fund. There can be no assurance that any of these sources will prove credible, or that the resulting analysis will produce accurate conclusions.

Carried Interest Risk

The Carried Interest may create an incentive for the Investment Adviser or its affiliates to make investments that are risky or more speculative than would otherwise be the case. The way in which the amount of the Carried Interest is determined may encourage the Investment Adviser to use leverage to increase the return on the Fund’s investments. If the Investment Adviser acquires poorly performing assets with such leverage, the loss to the Fund could be substantial. Finally, because a portion of the Carried Interest is likely to reflect interest and dividend income and is calculated on an accrual basis regardless of whether the Fund has received a cash payment, the Investment Adviser might have an incentive to invest in zero coupon or deferred interest securities in circumstances where it would not have done so but for the opportunity to continue to earn Carried Interest even when the issuer would not be able to make cash payments on such securities. The foregoing risks could be increased because the Investment Adviser is not obligated to reimburse the Fund for any Carried Interest received even if the Fund subsequently incurs losses or never receives in cash income that was previously accrued.

Foreign Securities

Investments in foreign securities involve certain factors not typically associated with investing in U.S. securities, such as risks relating to (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar (the currency in which the books of the Fund are maintained) and the various foreign currencies in which the Fund’s portfolio securities will be denominated and costs associated with conversion of investment principal and income from one currency into another; (ii) differences between the U.S. and foreign securities markets, including the absence of uniform accounting, auditing and financial reporting standards and practices and disclosure requirements, and less government supervision and regulation; (iii) political, social or economic instability; and (iv) the extension of credit, especially in the case of sovereign debt.

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

September 30, 2007	Restoration Opportunities Fund

Leverage Risk

The Fund currently uses leverage through the issuance of preferred shares, and may also use leverage through borrowings from a credit facility, or both. The use of leverage, which can be described as exposure to changes in price at a ratio greater than the amount of equity invested, either through the issuance of preferred shares, borrowing or other forms of market exposure, magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. Insofar as the Fund employs leverage in its investment operations, the Fund will be subject to substantial risks of loss.

Significant Shareholders

At September 30, 2007, two shareholders (“significant shareholders”) owned 88.1% of the net assets applicable to Common Shares. The Fund will not accept any other subscriptions for Common Shares without the consent of the Board of Trustees and the written consent of the significant shareholders.

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser
Highland Capital Management, L.P.
Two Galleria Tower
13455 Noel Road, Suite 800
Dallas, TX 75240

Transfer Agent
PFPC Inc.
101 Sabin Street
Pawtucket, RI 02860

Custodian
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153

Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
2001 Ross Avenue, Suite 1800
Dallas, TX 75201

Legal Advisor
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036

This report has been prepared for shareholders of Restoration Opportunities Fund. The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-877-665-1287 and additional reports will be sent to you.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities, and the Fund’s proxy voting record for the most recent 12-month period ended June 30, are available (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov and also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available upon request without charge by calling 1-877-665-1287.